UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 366-3452

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On October 15, 2013, WESSCO, LLC ("WESSCO"), the wholly-owned subsidiary of Industrial Services of America, Inc. (the “Company”), signed two promissory notes (collectively, the "KY Bank Notes") in favor of The Bank of Kentucky, Inc. ("KY Bank"), one in the amount of $3.0 million (the "Term Note") and one in the amount of $1.0 million (the "Line of Credit Note"). The Company expects to use the proceeds from the Term Note to pay Fifth Third Bank $3.0 million against the Company’s loan from that bank (the “Fifth Third Loan”). WESSCO expects to use the Line of Credit Note to purchase additional equipment.  The Company is a guarantor of the KY Bank Notes.  The Company has also signed a $3.0 million demand promissory note (the “Company Note”) in favor of WESSCO in exchange for the proceeds of WESSCO’s Term Note.

In connection with these transactions, WESSCO executed a Reaffirmation of Guaranty and Surety (the “Fifth Third Security Document”), through which it guarantees the Fifth Third Loan and grants Fifth Third Bank a security interest in its assets.

As security for the KY Bank Notes, WESSCO provided KY Bank a first priority security interest in all of its assets, including the Company Note, pursuant to a Security Agreement (the “Security Agreement”). The KY Bank Notes impose a Fixed Charge Coverage Ratio Covenant on WESSCO under which: (i) the sum of (a) WESSCO’s earnings before interest, taxes, depreciation, rent, and interest expense, less distributions and (b) unfunded capital expenditures, divided by (ii) the sum of (x) the current portion of long term debt due for the period, (y) interest expense and (z) rent expense is required to be at least 1.15 to 1.  The Security Agreement contains customary covenants.

The interest rate on the KY Bank Notes and the Company Note is equal to one month LIBOR plus three and one-half percent (3.50%) adjusted automatically on the first day of each month during the term of the KY Bank Notes.  In the event of a default, the interest rate under the KY Bank Notes (but not the Company Note) will increase by five percent (5.0%).  Events of default under the KY Bank Notes include (a) the failure to pay (i) any installment of principal or interest payable pursuant to the Term Note or the Line of Credit Note on the date when due, or (ii) any other amount payable to KY Bank under the KY Bank Notes, the Security Agreement or any of the other Loan Documents within five (5) days after the date when any such payment is due in accordance with the terms thereof; (b) the occurrence of any default under the Fifth Third Security Document; (c) the occurrence of any default under any of the documents evidencing or securing any other loan made to WESSCO or the Company (except that if there is an event of default under the documents evidencing the Fifth Third Loan, it will not constitute an event of default under the KY Bank Notes if Fifth Third Bank and the Company enter into a forbearance agreement within sixty (60) days of that event of default); and (d) the occurrence of any other “Event of Default” under the Security Agreement or any of the other Loan Documents. The only event of default under the Company Note is the failure of the Company to pay all funds due to WESSCO on demand.

The principal and interest under the Term Note is payable in sixty (60) monthly installments, with the first payment commencing November 1, 2013, and the final unpaid principal amount, together with  all accrued and unpaid interest, charges, fees, or other advances, if any, to be paid on November 1, 2018.  With respect to the Line of Credit Note, WESSCO may request advances up to $1.0 million for twelve (12) months after the effective date of the Line of Credit Note (the "Draw Period").  Advances are limited to eighty percent (80%) of the purchase price for equipment.  Advances made to WESSCO that have been repaid may be re-borrowed during the Draw Period. During the Draw Period, interest-only payments in the amount of all accrued and unpaid interest on the principal balance of the Line of Credit Note must be made monthly. The total of all advances, less any repayments, through the end of the Draw Period, will equal the principal balance of the Line of Credit Note, and no further advances may be made after the Draw Period.  At the conclusion of the Draw Period, the principal and interest is payable in sixty (60) monthly installments commencing on the first day of the month immediately following the end of the Draw Period. Any unpaid principal amount due, together with all accrued and unpaid interest, charges, fees, or other advances, if any, must be paid by October 14, 2019.

WESSCO cannot make demand for payment of the Company Note before December 31, 2016. In connection with these transactions, WESSCO paid loan fees totaling $20.0 thousand and other customary fees.

References in this Item 1.01 to the Term Note, the Line of Credit Note, the Company Note, and the Security Agreement are subject in all respects to the express language of those documents, all of which are attached as Exhibits to this Current Report on Form 8-K and are incorporated herein.

Item 2.03	Creation of a Direct Financial Obligation.

The disclosure set forth at Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.    Description

10.1	Promissory Note, dated October 15, 2013, by and between WESSCO, LLC and The Bank of Kentucky, Inc. in the amount of $3,000,000 payable to The Bank of Kentucky, Inc.

10.2	Promissory Note, dated October 15, 2013, by and between WESSCO, LLC and The Bank of Kentucky, Inc. in the amount of $1,000,000 payable to The Bank of Kentucky, Inc.

10.3	Security Agreement, dated as of October 15, 2013, by and among WESSCO, LLC and The Bank of Kentucky, Inc.

10.4	Guaranty of Payment, dated as of October 15, 2013, by and among Industrial Services of America, Inc. and The Bank of Kentucky, Inc.

10.5	Assignment of Promissory Note, dated as of October 15, 2013, by and among Industrial Services of America, Inc. and The Bank of Kentucky, Inc.

10.6	Promissory Note, dated October 15, 2013, by and between Industrial Services of America, Inc., and WESSCO, LLC, in the amount of $3,000,000 payable to WESSCO, LLC.

99.1	Press release dated October 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date:	October 21, 2013	By:	/s/ Alan Schroering
Alan Schroering
Vice-President of Finance and Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.    Description

10.1	Promissory Note, dated October 15, 2013, by and between WESSCO, LLC and The Bank of Kentucky, Inc. in the amount of $3,000,000 payable to The Bank of Kentucky, Inc.

10.2	Promissory Note, dated October 15, 2013, by and between WESSCO, LLC and The Bank of Kentucky, Inc. in the amount of $1,000,000 payable to The Bank of Kentucky, Inc.

10.3	Security Agreement, dated as of October 15, 2013, by and among WESSCO, LLC and The Bank of Kentucky, Inc.

10.4	Guaranty of Payment, dated as of October 15, 2013, by and among Industrial Services of America, Inc. and The Bank of Kentucky, Inc.

10.5	Assignment of Promissory Note, dated as of October 15, 2013, by and among Industrial Services of America, Inc. and The Bank of Kentucky, Inc.

10.6	Promissory Note, dated October 15, 2013, by and between Industrial Services of America, Inc., and WESSCO, LLC, in the amount of $3,000,000 payable to WESSCO, LLC.

99.1	Press release dated October 21, 2013